          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      CREATIVE MASTER INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
     or Item 22(a)(2) of Schedule 14A.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

         ---------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------

     (5) Total fee paid:

         ---------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         ---------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------------

     (3) Filing Party:

         ---------------------------------------------------------------------

     (4) Date Filed:

         ---------------------------------------------------------------------

                      CREATIVE MASTER INTERNATIONAL, INC.
                          CASEY IND. BLDG., 8TH FLOOR
                          18 BEDFORD RD., TAIKOKTSUI
                              KOWLOON, HONG KONG

                            -----------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            -----------------------

     Notice is hereby given that a Special Meeting of Stockholders of Creative Master International, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices at Casey Ind. Bldg., 8th Floor, 18 Bedford Rd., Taikoktsui, Kowloon, Hong Kong on Monday, December 14, 1998, at 10:00 A.M., local time, for the purposes of:
          (a) amending and restating the Company's Certificate of Incorporation to:

               (1) reduce the authorized capital stock of the Company from 60,000,000 shares to 30,000,000 shares, consisting of 25,000,000 shares of common stock, $.0001 per value per share, and 5,000,000 newly authorized shares of preferred stock, par value $.0001 per share; and

               (2) effect a three-for-four reverse stock split of the Company's outstanding common stock; and

          (b)  adopting the Company's 1998 Stock Option Plan.

     Your attention is directed to the accompanying Proxy Statement. Stockholders of record at the close of business on November 27, 1998 will be entitled to notice of and to vote at the meeting and any adjournment thereof.

     Please sign, date and complete the enclosed proxy and return it promptly in the accompanying pre-addressed envelope, whether or not you expect to attend the Special Meeting. Your promptness in returning the enclosed proxy will help to ensure the broadest possible representation of stockholders at the meeting. A stockholder who executes and returns the accompanying proxy may revoke it at any time before it is voted at the Special Meeting by following the procedures set forth in the attached Proxy Statement.

                                    By Order of the Board of Directors


                                    /s/ Paul Mo
                                    Secretary

Kowloon, Hong Kong

December 2, 1998

                      ------------------------------------

            PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL
                IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, IN
               ORDER TO ENSURE THAT YOUR SHARES ARE REPRESENTED.

                      -----------------------------------

                      CREATIVE MASTER INTERNATIONAL, INC.
                          CASEY IND. BLDG., 8TH FLOOR
                          18 BEDFORD RD., TAIKOKTSUI
                              KOWLOON, HONG KONG

                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS

                               DECEMBER 14, 1998

                                 INTRODUCTION

PERSONS MAKING THE SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Creative Master International, Inc. (the "Company") of proxies for use at the Special Meeting of Stockholders (the "Special Meeting") to be held at the Company's offices at Casey Ind. Bldg., 8th Floor, 18 Bedford Rd., Taikoktsui, Kowloon, Hong Kong on Monday, December 14, 1998, at 10:00 a.m., local time, and at any adjournment or postponement thereof. This Proxy Statement is first being mailed to stockholders on or about December 2, 1998. You are requested to sign, date and return the enclosed proxy card in the accompanying pre-addressed envelope in order to ensure that your shares are represented at the Special Meeting.

     A form of proxy is enclosed for your use. The shares represented by each properly executed proxy will be voted as directed by the stockholder executing the proxy. If no direction is made, the shares represented by each properly executed unrevoked proxy will be voted "FOR" the proposals to amend and restate the Certificate of Incorporation of the Company and to adopt the Company's 1998 Stock Option Plan as described herein. With respect to any other item of business that may properly come before the Special Meeting, the proxy holders will vote the proxy in accordance with the recommendation of management of the Company.

     The cost of this solicitation, including the cost of preparing and mailing the Notice of Special Meeting, this Proxy Statement and the enclosed proxy, will be borne by the Company. It is anticipated that brokerage houses, fiduciaries, nominees, and others will be reimbursed for their out-of-pocket expenses in forwarding proxy material to beneficial owners of stock held in their names. Directors, officers, or employees of the Company may solicit proxies by telephone or in person without additional compensation.

REVOCABILITY OF PROXY

     Any proxy given by a stockholder may be revoked at any time before it is voted at the Special Meeting by a subsequent written notice to the Secretary of the Company, or upon request if the stockholder is present at the Special Meeting.

SHARE PRESENTATION

     Unless otherwise indicated, the share information in this Proxy Statement does not give effect to the proposed three-for-four reverse stock split which would be effected by the amendment and restatement of the Company's Certificate of Incorporation if it is approved at the Special Meeting.

VOTING SECURITIES

     Holders of record of the Company's common stock, $.0001 par value (the "Common Stock"), at the close of business on November 27, 1998 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof. On November 27, 1998, there were 4,999,746 shares of Common Stock outstanding and held of record by approximately 1,200 holders. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Special Meeting.


     Holders of Common Stock are entitled to cast one vote per share with respect to each of the proposals on the agenda for the Special Meeting. Stockholders may specify in the proxy that they wish to abstain from voting on either proposal. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the meeting, who will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter submitted to the stockholders for a vote.

     Approval of the proposal to amend and restate the Company's Certificate of Incorporation will require the affirmative vote of at least a majority of the shares entitled to vote at the Special Meeting. Consequently, abstentions and so-called broker non-votes (i.e, where a broker indicates on its proxy that it
                            ---
does not have discretionary authority as to vote certain shares on the proposal) will have the same effect as a vote against the proposal.

     Approval of the adoption of the Company's 1998 Stock Option Plan will require the affirmative vote of at least a majority of the shares present, in person or by proxy, and entitled to vote on the proposal. For this purpose, broker non-votes will not be considered as entitled to vote on the proposal. As a result, broker non-votes and abstentions will be considered as unvoted and will not affect the outcome of the vote on the proposal.


                                      2.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of Common Stock as of November 17, 1998 by (i) each person known by the Company to beneficially own 5% or more of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each person who served as Chief Executive Officer of the Company during the year ended December 31, 1997 and its one other executive officer who received $100,000 or more in compensation during the year ended December 31, 1997, and (iv) all directors and executive officers of the Company as a group. The information set forth in the table and accompanying footnotes has been furnished by the named beneficial owners. An asterisk denotes beneficial ownership of less than 1%.


                                                    AMOUNT AND NATURE
                                               OF BENEFICIAL OWNERSHIP(1)
                                               --------------------------

NAME AND ADDRESS OF BENEFICIAL OWNER            NUMBER OF     PERCENT OF
------------------------------------              SHARES         CLASS
                                                  ------         -----

Carl Ka Wing Tong(2)........................       344,195         6.9%
 Casey Ind. Bldg., 8th Floor
 18 Bedford Rd., Taikoktsui
 Kowloon, Hong Kong

Leo Sheck Pui Kwok(3).......................       753,250        15.1
 Casey Ind. Bldg., 8th Floor
 18 Bedford Rd., Taikoktsui
 Kowloon, Hong Kong

Arthur Seidenfeld(4)........................        74,724         *

Acma Ltd. (5)...............................     3,402,573        68.0
 17 Jurong Port Road
 Singapore 619092

Quek Sim Pin(6).............................     3,402,573        68.0
 c/o Acma Ltd.
 17 Jurong Port Road
 Singapore 619092

All directors and executive officers as a
 group (10 persons).........................     1,097,445        22.0

----------------------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to the Company's knowledge the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) Mr. Tong is a Managing Director and 10% shareholder of Acma Strategic Holdings Limited. As such, Mr. Tong shares investment and voting power with respect to the shares shown as beneficially owned by Acma Strategic Holdings Limited. Mr. Tong disclaims beneficial ownership of such shares, however.
(3) The shares shown are held of record by Superego, Inc., a British Virgin Islands company beneficially owned by Mr. Kwok.

(4) The shares shown include 4,102 shares owned by Ann Seidenfeld, Mr. Seidenfield's mother, and 37,575 shares owned by Modern Technology Corp., a company controlled by Mr. Seidenfield. Mr. Seidenfeld served as Chief Executive Officer of the Company prior to December 30, 1997, when Mr. Tong succeeded him as Chief Executive Officer. Mr. Seidenfeld is not a director or officer of the Company and no longer has any relations with the Company other than by reason of his stock holdings.


                                      3.

(5) The shares shown as being owned by Acma Ltd. consist of 2,450,876 shares held of record by Acma Strategic Holdings Limited and an additional
    951,697 shares held of record by Acma Investments Pte., Ltd., a wholly-owned subsidiary of Acma Ltd. Acma Investments Pte., Ltd. is a 90% shareholder of Acma Strategic Holdings Limited.

(6) The shares shown consist of the shares owned beneficially by Acma Ltd., of which Mr. Quek is a director and principal stockholder. As such, Mr. Quek also may be deemed to beneficially own such shares.


                  PROPOSAL TO AMEND AND RESTATE THE COMPANY'S
                         CERTIFICATE OF INCORPORATION

    The Board of Directors of the Company has concluded that it would be advisable to amend and restate the Company's Certificate of Incorporation to (a) reduce the authorized capital stock of the Company from 60,000,000 shares to 30,000,000 shares, consisting of 25,000,000 shares of Common Stock, $.0001 per value per share, and 5,000,000 newly authorized shares of preferred stock, par value $.0001 per share ("Preferred Stock"); and (b) effect a three-for-four reverse stock split of the Company's outstanding Common Stock, all as set forth in the Restated Certificate of Incorporation attached hereto as Exhibit A. The Board of Directors unanimously approved the Restated Certificate of Incorporation on November 18, 1998 and recommended that it be presented for approval by the stockholders.

THREE-FOR-FOUR REVERSE STOCK SPLIT

    If adopted at the Special Meeting, the Restated Certificate of Incorporation would effect a three-for-four reverse split of the outstanding shares of Common Stock, so that every four shares of Common Stock outstanding at the effectiveness of the Restated Certificate of Incorporation ("Old Common Stock") would automatically be converted into three shares of Common Stock ("New Common Stock"). Upon approval of the Restated Certificate of Incorporation, each certificate representing shares of Old Common Stock would thereafter represent the number of shares of New Common Stock into which the Old Common Stock represented by such certificate is to be converted. The Company will not issue fractional shares in connection with the reverse stock split, but will pay to stockholders who would be otherwise be entitled to be issued a fractional share cash equal to the fair value of the fractional share. The fair value of fractional shares will be determined by the Board of Directors by reference to, among other criteria, the public offering price of the Common Stock in the proposed public offering, assuming it is completed. See Exhibit A for a detailed description of the reverse stock split.

    The Board of Directors approved the reverse stock split on the advice of the managing underwriter of the Company's anticipated public offering that the reverse split may enhance the marketability of the Common Stock and facilitate the public offering. There can be no assurance, however, that the Company's anticipated public offering will be completed. There is also no assurance that the per share price of the Common Stock in the public offering will be proportionately higher as a result of the reverse stock split or that the per share price level of the Common Stock immediately after the reverse stock split will be maintained for any period of time.

    By reducing the number of shares of Common Stock outstanding and, thus, the "public float" of the Company, the reverse stock split could adversely effect the trading market for the Common Stock pending completion of a public offering or in the event a public offering does not occur.

REDUCTION OF AUTHORIZED CAPITAL STOCK

    The Company's Certificate of Incorporation currently authorizes the Company to issue 60,000,000 shares of Common Stock. The Restated Certificate of Incorporation, if adopted at the Special Meeting, would reduce the authorized capital stock of the Company to 30,000,000 shares, consisting of 25,000,000 shares of Common Stock and 5,000,000 newly authorized shares of Preferred Stock.



                                      4.

   As of the date of this Proxy Statement, the Company had issued and outstanding only 4,999,746 shares of Common Stock. If the Restated Certificate of Incorporation is adopted at the Special Meeting, the number of outstanding shares would be reduced further to approximately 3,749,810 shares by reason of the three-for-four reverse stock split. As a result, management believes that the current number of shares of authorized Common Stock greatly exceeds the reasonable and foreseeable needs of the Company. Also, since the Company's franchise taxes payable in Delaware may be based on its authorized capital, a reduction in the authorized capital stock may reduce the Company's franchise taxes. For these reasons, the Board determined to reduce the authorized capital of the Company to 30,000,000 shares as provided in the Restated Certificate of Incorporation.

AUTHORIZATION OF PREFERRED STOCK

   The Board of Directors also believes it is advisable to authorize the issuance of up to 5,000,000 shares of Preferred Stock, par value $.0001 per share, as proposed under the Restated Certificate of Incorporation. The Preferred Stock would be available to the Company for issuance in one or more series as determined in the future by the Board of Directors. The Board would be empowered to fix, among other things, the designation of and number of shares to comprise each series and the relative rights, preferences and privileges of shares of each series, including the dividends payable thereon, voting rights, conversion rights, the price and terms on which shares may be redeemed, the amounts payable upon such shares in the event of voluntary of involuntary liquidation and any sinking fund provisions for redemption or purchases of such shares. The authorized shares of Preferred Stock would provide the Company with additional flexibility concerning possible future acquisitions and financings and enable it to quickly capitalize on Company opportunities.

   In casting votes on the proposal, stockholders should be aware that the Board of Directors, without further stockholder approval, may issue Preferred Stock with voting and/or conversion rights which could adversely affect the voting power of the holders of the Common Stock, or which could be used as a defensive measure in connection with an attempted hostile takeover of the Company. Such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid. In addition, the Board could authorize holders of a series of Preferred Stock to vote as a class, either separately or with the holders of Common Stock, or any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The Board could also issue Preferred Stock having terms that could discourage an acquisition attempt or other transaction that some stockholders might believe to be in their best interest or in which stockholders might receive a premium for their stock over the then current market price of such stock. The Company, however, has no plan or arrangement to issue any shares of Preferred Stock.

EFFECTIVE DATE OF AMENDMENT

   The foregoing amendments to the Company's Certificate of Incorporation, including the reverse stock split, will become effective on filing the Restated Certificate of Incorporation with the Delaware Secretary of State. Carl Ka Wing Tong and Leo Sheck Pui Kwok, two of the Company's directors and executive officers, and Acma Ltd., its principal stockholder, have indicated their intention to vote in favor of the foregoing proposal. Since these stockholders together own beneficially approximately 90% of the Company's outstanding shares of Common Stock, the proposal is expected to be approved without regard to any votes of the other stockholders of the Company. Mr. Tong is the Managing Director and a 10% shareholder of Acma Strategic Holdings Limited, an indirect subsidiary of Acma Ltd. Acma Investments Pte., Ltd., a wholly-owned subsidiary of Acma Ltd., proposes to offer the underwriters of the Company's anticipated public offering an option to purchase approximately 320,000 of Acma Investments's shares of Common Stock solely to cover any over-allotments. As a result, Acma Ltd. may be deemed to have an interest in the proposal to amend and restate the Company's Certificate of Incorporation.

   THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" ADOPTION OF THE RESTATED CERTIFICATE OF INCORPORATION.


                                      5.

                        PROPOSAL TO ADOPT THE COMPANY'S
                            1998 STOCK OPTION PLAN

   In September 1998, the Company's Board of Directors unanimously approved the Company's 1998 Stock Option Plan (the "1998 Plan"). The purpose of the 1998 Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide such employees, officers, directors and consultants with an incentive to enhance stockholder returns. The full text of the 1998 Plan appears as Exhibit B to this Proxy Statement and the description of the 1998 Plan herein is qualified by reference to Exhibit B.


DESCRIPTION OF THE 1998 PLAN

   The 1998 Plan provides for the grant to directors, officers, employees and consultants of the Company (including its subsidiaries) of options to purchase up to an aggregate of 560,000 shares (pre-reverse stock split, or 420,000 shares post-reverse stock split) of Common Stock. The 1998 Plan may be administered by the Board of Directors or a committee of the Board of Directors (in either case, the "Committee"), which has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 1998 Plan. Options granted under the 1998 Plan may be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified options.

   The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company).
The Code currently limits to $100,000 the aggregate value of Common Stock that may be acquired in any one year pursuant to incentive stock options under the 1998 Plan or any other option plan adopted by the Company. Nonqualified options may be granted under the 1998 Plan at an exercise price of not less than 100% of the fair market value of the Common Stock on the date of grant. Nonqualified options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year.


   Subject to the limitations contained in the 1998 Plan, options granted under the 1998 Plan will become exercisable at such times and in such installments (but not less than 20% per year) as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable, and may also provide the option expires immediately upon termination of employment for any reason. No option held by directors, executive officers or other persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, may be exercised during the first six months after such option is granted.

   Unless otherwise provided in the applicable stock option agreement, upon termination of employment of an optionee, all options that were then exercisable would terminate three months (three years in the case of termination by reason of death or disability) following termination of employment. Any options which were not exercisable on the date of such termination would immediately terminate concurrently with the termination of employment.

   The Board of Directors may at any time amend, alter, suspend or terminate the Plan. No amendment, alteration, suspension or termination of the Plan will impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Committee, which agreement must be in writing and signed by the optionee and the Company. Termination of the Plan will not affect the Committee's ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

   Options granted under the 1998 Plan may not be exercised more than ten years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 1998 Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs,


                                      6.

executors or administrators in the event of death. Under the 1998 Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 1998 Plan is effective for ten years, unless sooner terminated or suspended.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

   Incentive stock options granted under the 1998 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

   All other options granted under the 1998 Plan will be nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Recently enacted legislation provides for reduced tax rates for long-term capital gains based on the taxpayer's income and the length of the taxpayer's holding period.

   The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death.

PARTICIPATION IN THE 1998 PLAN

   Seven executive officers, three directors and all of the approximately 5,200 employees of the Company and its subsidiaries will be eligible to participate in the 1998 Plan. The Company has not yet granted options under the 1998 Plan. In connection with the completion of the Company's proposed public offering, however (assuming it is completed), the Company intends to grant stock options under the 1998 Plan to certain directors, officers, employees and consultants to purchase an aggregate of 454,000 shares (pre-reverse stock split, or 340,500 shares post-reverse stock split) of Common Stock at an exercise price per share equal to the initial public offering price of Common Stock in the proposed public offering. It is expected that these options will vest and become exercisable as to 25% of the shares covered on the date six months from the date of grant. The remaining options will vest and become exercisable monthly pro rata over a 42-month period. The following table sets forth certain information with respect to the proposed grants:


                                      7.

=========================================================================================================
                                              NEW PLAN BENEFITS
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
              Name and Position                      Dollar Value ($)(1)       Number of Option Shares(2)
---------------------------------------------------------------------------------------------------------
Carl Ka Wing Tong,                                            0                          150,000
Chief Executive Officer and President........
---------------------------------------------------------------------------------------------------------
Leo Sheck Puik wok,                                           0                           90,000
Chief Operating Officer......................
---------------------------------------------------------------------------------------------------------
Executive Officers as a Group................                 0                          346,000
---------------------------------------------------------------------------------------------------------
Non-Executive Officer Directors as a Group...                 0                           20,000
---------------------------------------------------------------------------------------------------------
Non-Executive Officer Employees                               0                           98,000
as a Group...................................
=========================================================================================================

==========================

(1) Since the exercise price of the options will equal the initial public offering price of the Common Stock at the time of grant, no dollar value has been ascribed to the options.

(2) The number of shares shown are pre-reverse stock split. The number of shares on a post-reverse stock basis will be 3/4ths the number shown.

    Although the Common Stock underlying the options is quoted on the OTC Electronic Bulletin Board, trading in the Common Stock is sporadic and minimal and involves only a single market maker. Accordingly, the market value of the Common Stock is currently indeterminable. The Company, upon discussions with the representative of the underwriters of the Company's proposed public offering, expects to offer shares of common stock in its public offering at a price ranging from approximately $6.00 to $8.00 per share. This price may change, however, and will not necessarily represent the market value of the Common Stock and may significantly fluctuate immediately following the public offering. There also can be no assurance that the public offering will be completed, in which case the foregoing option grants may not be made, or may be made in different amounts and on different terms from those described above in the discretion of the Committee administering the 1998 Plan.

Carl Ka Wing Tong and Leo Sheck Pui Kwok, two of the Company's directors and executive officers, and Acma Ltd., its principal stockholder, have indicated their intention to vote in favor of the foregoing proposal. Since these stockholders together own beneficially approximately 90% of the Company's outstanding shares of Common Stock, the proposal is expected to be approved without regard to any votes of the other stockholders of the Company.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE COMPANY'S 1998 PLAN.


    STOCKHOLDER PROPOSALS AT THE NEXT SPECIAL MEETING OF STOCKHOLDERS

    Stockholders of the Company who intend to submit proposals to the Company's stockholders at the next annual meeting of stockholders must submit such proposals to the Company no later than March 31, 1999 in order for such proposals to be included in the proxy materials. Stockholder proposals should be submitted to the Chief Financial Officer, Creative Master International, Inc., Casey Ind Bldg., 8th Floor, 18 Bedford Rd., Taikoktsui, Kowloon, Hong Kong.


                                      8.

                                 OTHER MATTERS

   Management is not aware of any other matters that may be presented for action at the Special Meeting. If, however, any matters not referred to in this Proxy Statement should properly come before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment. Matters incident to the conduct of the meeting may be voted upon pursuant to the proxies.


                                  By Order of the Board of Directors



December 2, 1998                  /s/ Paul Mo
                                  Secretary

                                      9.

                                   EXHIBIT A

                                   RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                      CREATIVE MASTER INTERNATIONAL, INC.
                      (FORMERLY DAVIN ENTERPRISES, INC.)

                         INCORPORATED ON APRIL 8, 1987



     Creative Master International, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     1. The name of the corporation is Creative Master International, Inc. Creative Master International, Inc. was originally incorporated under the name Davin Enterprises, Inc., and the original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on April 8, 1987.

     2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of the corporation.

     3. The text of the Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

     FIRST:    The name of the Corporation is

               CREATIVE MASTER INTERNATIONAL, INC.

     SECOND:   The address of the registered office and registered agent in this state is c/o United Corporate Services, Inc., 410 South State Street, in the City of Dover, County of Kent, State of Delaware 19901 and the name of the registered agent at said address is United Corporate Services, Inc.

     THIRD:    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the corporation laws of the State of Delaware.

     FOURTH:   (1)  The total number of shares of stock which the Corporation is authorized to issue is Thirty Million (30,000,000) shares designated "Common Stock" and "Preferred Stock." The number of shares of Common Stock authorized to be issued is Twenty-Five Million (25,000,000) with a par value of $.0001 per share. The number of shares of Preferred Stock authorized to be issued is Five Million (5,000,000) with a par value of $.0001 per share. The holders of the Common Stock or Preferred Stock shall have no preemptive rights to subscribe for or purchase any shares of any class of stock of the Corporation, whether now or hereafter authorized.

     (2) The Board of Directors of the Corporation is authorized to determine the number of series into which shares of Preferred Stock may be divided, to determine the designations, powers, preferences and voting and other rights, and the qualifications, limitations and restrictions granted to or imposed upon the Preferred Stock or any series thereof or any holders thereof, to determine and alter the designations, powers, preferences and rights, and the qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock or the holders thereof, to fix the number of shares of that series and to increase or decrease, within the limits stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series (but not below the number of such shares then outstanding), the number of shares of any such series subsequent to the issuance of shares of that series.

     (3)  The Corporation hereby reclassifies its Common Stock pursuant to
Section 242 of the Delaware General Corporation Law in order to effect a three
(3) for four (4) reverse split of its Common Stock, $.0001 par value ("Old Common Stock"), so that four (4) shares of the Old Common Stock is equal to three (3) shares of Common Stock, $.0001 par value ("New Common Stock"). Each certificate which heretofore represented shares of Old Common Stock shall hereafter represent the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall be combined; provided, however, that each person holding of record a stock certificate or
--------
certificates which represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled, and provided further that the Corporation shall not issue fractional shares with respect to the combination. In lieu thereof, the Corporation shall pay stockholders who would otherwise be entitled to be issued a fractional share of Common Stock cash equal to the fair value of such fractional share as determined by the Board of Directors of the Corporation.


     FIFTH:    The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

     (1) The number of directors of the Corporation shall be such as from time to time shall be fixed by, or in the manner provided in the bylaws. Election of directors need not be by ballot unless the bylaws so provide.

     (2) The Board of Directors shall have power without the assent or vote of the stockholders:

          (a) To make, alter, amend, change, add to or repeal the bylaws of the Corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the Corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

          (b) To determine from time to time whether, and to what times and places, and under what conditions the accounts and books of the Corporation (other than the stockledger) or any of them, shall be open to the inspection of the stockholders.

     (3) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors interest, or for any other reason.

     (4) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any bylaws from time to time made by the stockholders; provided, however, that no bylaws so made shall invalidate any
              --------
prior act of the directors which would have been valid if such bylaw had not been made.

     SIXTH:    No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of the director's duty of loyalty to the Corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under Section 174 of the Delaware General Corporation Law or
(4) a transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the Corporation's directors to the Corporation or its stockholders to the fullest extent permitted by Section 102(b)(7) of the Delaware General Corporation Law, as amended from time to time. The Corporation shall indemnify to the fullest extent permitted by Sections 102(b)(7) and 145 of the Delaware General Corporation Law, as amended from time to time, each person that such Sections grant the Corporation to power to indemnify.

     SEVENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

     EIGHTH:   The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

     The foregoing Restated Certificate of Incorporation was first authorized by the Board of Directors and subsequently duly adopted by affirmative vote of stockholders holding at least a majority of the Corporation's outstanding stock entitled to vote thereon in accordance with Section 228 of the General Corporation Law of the State of Delaware.


     IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been signed by Carl Ka Wing Tong, its authorized officer, this ____ day of December 1998.


                                       CREATIVE MASTER INTERNATIONAL, INC.



                                       By: ---------------------------------
                                           Carl Ka Wing Tong, President and
                                           Chief Executive Officer

                                   EXHIBIT B

                      CREATIVE MASTER INTERNATIONAL, INC.

                            1998 STOCK OPTION PLAN


     1.   Purposes of the Plan.  The purposes of this Stock Option Plan (the
          --------------------
"Plan") are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Administrator" means the Board or any of its Committees as shall
               -------------
be administering the Plan in accordance with Section 4 hereof.

          (b) "Applicable Laws" means the requirements relating to the
               ---------------
administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

          (c) "Board" means the Board of Directors of the Company.
               -----

          (d) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (e) "Committee" means a committee of Directors appointed by the Board
               ---------
in accordance with Section 4 hereof.

          (f) "Common Stock" means the Common Stock of the Company.
               ------------

          (g) "Company" means Creative Master International, Inc., a Delaware
               -------
corporation.

          (h) "Consultant" means any person who is engaged by the Company or any
               ----------
Parent or Subsidiary to render consulting or advisory services to such entity.

          (i) "Director" means a member of the Board of Directors of the
               --------
Company.

          (j) "Disability" means total and permanent disability as defined in
               ----------
Section 22(e)(3) of the Code.

          (k) "Employee" means any person, including Officers and Directors,
               --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider (defined below) shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (m) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (n) "Incentive Stock Option" means an Option intended to qualify as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code.

          (o) "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an Incentive Stock Option.

          (p) "Officer" means a person who is an officer of the Company within
               -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (q) "Option" means a stock option granted pursuant to the Plan.
               ------

          (r)  "Option Grant" means a written agreement between the Company and
                ------------
an Optionee evidencing the terms and conditions of an individual Option grant. The Option Grant is subject to the terms and conditions of the Plan.

          (s)  "Option Exchange Program" means a program whereby outstanding
                -----------------------
Options are exchanged for Options with a lower exercise price.

          (t)  "Optioned Stock" means the Common Stock subject to an Option.
                --------------

          (u)  "Optionee" means the holder of an outstanding Option granted
                --------
under the Plan.

          (v)  "Parent" means a "parent corporation," whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (w)  "Plan" means this Creative Master International, Inc. 1998 Stock
                ----
Option Plan.

          (x)  "Section 16(b)" means Section 16(b) of the Securities Exchange
                -------------
Act of 1934, as amended.

          (y)  "Service Provider" means an Employee, Director or Consultant.
                ----------------

          (z)  "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 11 below.

          (aa) "Subsidiary" means a "subsidiary corporation," whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 11 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 560,000 Shares (after giving effect to the 1-for-10 reverse stock split approved in March 1998). The Shares may be authorized but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a) Administrator.  The Plan shall be administered by the Board or a
              -------------
Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

          (b) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

              (i)    to determine the Fair Market Value;

              (ii) to select the Service Providers to whom Options may from time to time be granted hereunder;

              (iii) to determine the number of Shares to be covered by each such award granted hereunder;

              (iv)   to approve forms of Option Grants for use under the Plan;

              (v) to determine the terms and conditions, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

              (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

              (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

              (viii) to initiate an Option Exchange Program;

              (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

              (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

              (xi) to construe and interpret the terms of the Plan and awards granted and pursuant to the Plan.

          (c) Effect of Administrator's Decision.  All decisions, determinations
              ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees.

     5.   Eligibility.
          ------------

          (a) Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

          (b) Each Option shall be designated in the Option Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

     6.   Term of Plan.  The Plan shall become effective upon its adoption by
          ------------
the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     7.   Term of Option.  The term of each Option shall be stated in the Option
          --------------
Grant; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Grant.

     8.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

              (i)   In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii)  In the case of a Nonstatutory Stock Option

                    (A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Service Provider, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of(l) cash,
(2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   Exercise of Option.
          ------------------

          (a) Procedure for Exercise; Rights as a Shareholder.  Any Option
              -----------------------------------------------
granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Grant. Except in the case of Options granted to Officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted.

Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Grant) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Grant and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Relationship as a Service Provider.  If an Optionee
              -------------------------------------------------
ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Grant (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee.  If an Optionee ceases to be a Service
              ----------------------
Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Grant (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee.  If an Optionee dies while a Service Provider,
              -----------------
the Option may be exercised within such period of time as is specified in the Option Grant (or at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Grant) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Grant, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) Buyout Provisions.  The Administrator may at any time offer to buy
              -----------------
out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Non-Transferability of Options.  The Options may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Adjustments Upon Changes in Capitalization, Merger or Asset Sale.
          ----------------------------------------------------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale.  In the event of a merger of the Company
              --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of
--------
assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     12.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board may at any time amend,
              -------------------------
alter, suspend or terminate the Plan.

          (b) Shareholder Approval.  The Board shall obtain shareholder approval
              --------------------
of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination.  No amendment, alteration,
              ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     14.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a) Legal Compliance.  Shares shall not be issued pursuant to the
              ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations.  As a condition to the exercise of an
              --------------------------
Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     15.  Inability to Obtain Authority.  The inability of the Company to obtain
          -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17.  Shareholder Approval.  The Plan shall be subject to approval by the
          --------------------
shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

     18.  Information to Optionees and Purchasers.  The Company shall provide to
          ---------------------------------------
each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                      CREATIVE MASTER INTERNATIONAL, INC.

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CREATIVE MASTER
                              INTERNATIONAL, INC.

  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated December 2, 1998, and hereby revokes all prior proxies and appoints Carl Ka Wing Tong and Leo Sheck Pui Kwok (the "Proxies"), and each of them, with full power of substitution, as the proxy of the undersigned to represent the undersigned and to vote all shares of Common Stock of Creative Master International, Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders, to be held on Monday, December 14, 1998, at the Company's executive offices, Casey Ind. Bldg., 8th Floor, 18 Bedford Rd., Taikoktsui, Kowloon, Hong Kong, and at any adjournments thereof.

  1.RESTATED CERTIFICATE OF INCORPORATION:

    Proposal to amend and restate the Company's Certificate of Incorporation.

    [_] For    [_] Against    [_] Abstain

  2.1998 STOCK OPTION PLAN:

    Proposal to adopt the Company's 1998 Stock Option Plan.

    [_] For    [_] Against    [_]  Abstain

  3. At their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

  The shares represented hereby will be voted as directed. WHERE NO DIRECTION IS MADE, THE SHARES WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

Dated: December  , 1998
                 (Signature)(Signature, if held jointly)

                                                       Please sign exactly as
                                                       your name or names
                                                       appear hereon, and when
                                                       signing as attorney,
                                                       executor,
                                                       administrator, trustee
                                                       or guardian, give your
                                                       full title as such. If
                                                       the signatory is a
                                                       corporation, sign the
                                                       full corporate name by
                                                       a duly authorized
                                                       officer.

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE